Exhibit 99.1

PRESS RELEASE

Sun Microsystems Reports Final Results for the First Quarter Fiscal Year 2009

SANTA CLARA, Calif. - October 30, 2008 - Sun Microsystems, Inc. (NASDAQ: JAVA) reported results today for its first quarter of fiscal 2009, which ended September 28, 2008.

Revenues for the first quarter of fiscal 2009 were $2.990 billion, a decrease of 7.1 percent as compared with $3.219 billion for the first quarter of fiscal 2008. Total gross margin as a percent of revenues was 40.2, a decrease of 8.3 percentage points, as compared with the first quarter of fiscal 2008.

Net loss for the first quarter of fiscal 2009 on a GAAP basis was $1.677 billion, or $(2.24) per share on a diluted basis, as compared with a net income of $89 million, or $0.10 per share, for the first quarter of fiscal 2008. GAAP net loss per share includes a $1.445 billion non-cash charge for goodwill impairment. It also includes a restructuring charge of approximately $63 million pursuant to the restructuring that commenced in the fourth quarter of fiscal 2008.

On a non-GAAP basis, net loss for the first quarter of fiscal 2009 was $65 million, or $(0.09) per share on a diluted basis, as compared with a non-GAAP net income of $285 million, or $0.32 per share, for the first quarter of fiscal 2008. Non-GAAP net loss per share excludes amortization of acquisition-related intangibles, stock-based compensation, restructuring and related impairment of long-lived assets, the goodwill impairment charge, net gain on equity investments and the tax effect of these non-GAAP adjustments.

Sun ended the quarter with a cash and marketable debt securities balance of $3.121 billion and generated cash flow from operations for the first quarter of fiscal 2009 of $148 million.

“Although we saw another quarter of growth in our Solaris™-based Chip Multi-Threading and Open Storage systems, the economic downturn continued to weigh on our customers, especially those that contribute to our traditional high-end businesses,” said Jonathan Schwartz, CEO of Sun Microsystems. “With a continued focus on operational alignment, a strong cash position, and the market increasingly looking to open source innovation as a vehicle to escape proprietary vendor pricing, we believe Sun is well positioned to weather the downturn and ultimately become the biggest beneficiary in the open source revolution in both systems and software.”

First Quarter Highlights

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Sun reported 83 percent year-over-year billings growth in its Solaris-based Chip Multi-Threading systems as customers continued to demand the nearly 10,000 applications available for Solaris 10, while enjoying integrated virtualization and exceptional power efficiency.

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Sun’s Solaris-based Open Storage product line continued to see aggressive growth during the quarter as the adoption of ZFS - the most advanced file system available in the open source community – and open systems continue to be ever more critical for addressing customer pain points in today’s challenging economic environment.

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Sun reported 12 percent year-over-year revenue growth in the Emerging Markets region, with India, Latin America and a combined Russia, Middle East and Africa geography growing double digits year-over-year.

•

Sun announced a new version of Sun xVM VirtualBox™ as well as xVM VirtualBox Software Enterprise Subscription, offering 24/7 premium support for enterprise users. Sun xVM VirtualBox also surpassed 6.5 million downloads worldwide and 15,000 downloads per day.

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Sun partnered with Fujitsu on a new enhanced line of SPARC Enterprise® servers that deliver a virtualization and consolidation platform with up to 80 percent better performance on commercial applications and 2x better performance on HPC workloads and using 44 percent less energy per core.

Sun will host a conference call today to review the complete financial results beginning at 1:30 p.m. PT / 4:30 p.m. ET. The general public can access the financial results and listen to the call via Sun’s Investor Relations website at www.sun.com/investors.

Goodwill Impairment Analysis

Based on a combination of factors, including the current economic environment, Sun’s operating results, and a sustained decline in Sun’s market capitalization, the Company concluded that there were sufficient indicators to require Sun to perform an interim goodwill impairment analysis as of September 28, 2008. Sun has not yet completed this analysis. The Company has concluded, however, that an impairment loss can be reasonably estimated. Accordingly, the Company has recorded a $1.445 billion non-cash goodwill impairment charge during the first quarter of fiscal 2009. The Company expects to finalize its goodwill impairment analysis during the second quarter of fiscal 2009, and may make an adjustment to that charge or record an additional non-cash goodwill impairment charge when the goodwill impairment test is completed.

Safe Harbor

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding the estimated goodwill impairment loss, Sun’s expectations regarding the completion of the goodwill impairment analysis, the market’s increasing look to open source innovation, Sun's ability to weather the economic downturn and Sun becoming the biggest beneficiary in the open source revolution in both systems and software. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause Sun’s actual results to differ materially from those contained in such forward-looking statements include: changes in estimates or judgments related to the goodwill impairment analysis; competition; pricing pressures; the complexity of Sun’s products and the importance of rapidly and successfully developing and introducing new products; Sun’s dependence on significant customers, specific industries and geographies; delays in product development or customer acceptance and implementation of new products and technologies; Sun’s ability to implement a new enterprise resource planning system; a material acquisition, restructuring or other event that results in significant charges; failure to successfully integrate acquired companies; reliance on single-source suppliers; risks associated with Sun’s ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with the quality of Sun’s products; risks associated with international customers and operations; Sun’s dependence on channel partners; failure to retain key employees; and risks associated with Sun’s ability to achieve expected cost reductions within expected time frames. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2008. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

To supplement Sun’s preliminary financial results presented in accordance with GAAP, Sun provides non-GAAP net loss and non-GAAP net loss per share data on a diluted basis. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain gains, losses and charges that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and its competitors’ operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Calculation of Non-GAAP Net Income (Loss)” following the text of this press release.

About Sun Microsystems, Inc.

Sun Microsystems develops the technologies that power the global marketplace. Guided by a singular vision — “The Network is the Computer™” — Sun drives network participation through shared innovation, community development and open source leadership. Sun can be found in more than 100 countries and on the Web at http://sun.com.

# # #

Sun, Sun Microsystems, the Sun logo, Java, Solaris, OpenSolaris, MySQL, xVM, VirtualBox and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. or its subsidiaries in the United States and other countries.

All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the United States and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

Investor Contact:

Ron Pasek

650-786-8008

ron.pasek@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

Industry Analyst Contact:

Kathy Engle

415-294-4368

kathy.engle@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 28, 2008	September 30, 2007
Net revenues:
Products	$1,764	$1,980
Services	1,226	1,239

Total net revenues	2,990	3,219
Cost of sales:
Cost of sales-products	1,143	1,029
Cost of sales-services	646	629

Total cost of sales	1,789	1,658

Gross margin	1,201	1,561
Operating expenses:
Research and development	423	446
Selling, general and administrative	920	939
Restructuring charges and related impairment of long-lived assets	63	113
Impairment of goodwill	1,445	—

Total operating expenses	2,851	1,498

Operating income (loss)	(1,650)	63
Gain on equity investments, net	8	22
Interest and other income (expense), net	(11)	58

Income (loss) before income taxes	(1,653)	143
Provision for income taxes	24	54

Net income (loss)	$(1,677)	$89

Net income (loss) per common share-basic	$(2.24)	$0.10

Net income (loss) per common share-diluted	$(2.24)	$0.10

Shares used in the calculation of net income (loss) per common share-basic	749	866

Shares used in the calculation of net income (loss) per common share-diluted	749	884

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	September 28, 2008	June 30, 2008(1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,030	$2,272
Short-term marketable debt securities	601	429
Accounts receivable, net	2,448	3,019
Inventories	662	680
Deferred and prepaid tax assets	219	216
Prepaid expenses and other current assets, net	1,137	1,218

Total current assets	7,097	7,834
Property, plant and equipment, net	1,662	1,611
Long-term marketable debt securities	490	609
Goodwill	1,700	3,215
Other acquisition-related intangible assets, net	485	565
Other non-current assets, net	476	506

	$11,910	$14,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$565	$—
Accounts payable	1,110	1,387
Accrued payroll-related liabilities	623	734
Accrued liabilities and other	1,140	1,105
Deferred revenues	2,226	2,236
Warranty reserve	194	206

Total current liabilities	5,858	5,668
Long-term debt	694	1,265
Long-term deferred revenues	541	683
Other non-current obligations	1,055	1,136
Stockholders’ equity:
Preferred stock	—	—
Common stock and additional paid-in-capital	7,440	7,391
Treasury stock, at cost	(2,818)	(2,726)
Retained earnings (accumulated deficit)	(1,289)	430
Accumulated other comprehensive income	429	493

Total stockholders’ equity	3,762	5,588

	$11,910	$14,340

(1)	Derived from audited financial statements.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Three Months Ended
	September 28, 2008	September 30, 2007
Cash flows from operating activities:
Net income (loss)	$(1,677)	$89
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	114	119
Amortization of acquisition-related intangible assets	80	74
Stock-based compensation expense	49	48
Impairment of goodwill	1,445	—
(Gain) loss on investments and other, net	14	(17)
Deferred taxes	—	8
Changes in operating assets and liabilities:
Accounts receivable, net	565	770
Inventories	16	(44)
Prepaid and other assets, net	99	(46)
Accounts payable	(280)	(283)
Other liabilities	(277)	(144)

Net cash provided by operating activities	148	574

Cash flows from investing activities:
Decrease (increase) in restricted cash	(8)	3
Purchases of marketable debt securities	(262)	(637)
Proceeds from sales of marketable debt securities	95	251
Proceeds from maturities of marketable debt securities	75	269
Proceeds from sales of equity investments, net	7	30
Purchases of property, plant and equipment, net	(169)	(127)
Proceeds from sales of property, plant and equipment	4	—

Net cash used in investing activities	(258)	(211)

Cash flows from financing activities:
Purchase of common stock under stock repurchase plans	(130)	(1,250)
Proceeds from issuance of options and ESPP purchases, net	3	23
Principal payments on borrowings and other obligations	(5)	(4)

Net cash (used in) provided by financing activities	(132)	(1,231)

Net decrease in cash and cash equivalents	(242)	(868)
Cash and cash equivalents, beginning of period	2,272	3,620

Cash and cash equivalents, end of period	$2,030	$2,752

SUN MICROSYSTEMS, INC.

CALCULATION OF NON-GAAP NET INCOME (LOSS)

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 28, 2008	September 30, 2007
Calculation of non-GAAP net income (loss):
GAAP net income (loss)	$(1,677)	$89
Amortization of acquisition related intangibles	80	74
Stock-based compensation	49	48
Restructuring and related impairment of long-lived assets	63	113
Impairment of goodwill	1,445	—
Gain on equity investments, net	(8)	(22)
Tax effect of non-GAAP adjustments	(17)	(17)

Non-GAAP net income (loss)	$(65)	$285

Diluted non-GAAP net income (loss) per share	$(0.09)	$0.32

Shares used in the calculation of non-GAAP net income (loss) per common share – diluted	749	884

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS

	FY 2009		FY 2008					FY 2007
(in millions except per share amounts)	Q1	FY09	Q1	Q2	Q3	Q4	FY08	Q1	Q2	Q3	Q4	FY07
NET REVENUES
Products	1,764	1,764	1,980	2,249	2,003	2,386	8,618	1,959	2,260	2,060	2,492	8,771
Services	1,226	1,226	1,239	1,366	1,263	1,394	5,262	1,230	1,306	1,223	1,343	5,102

TOTAL	2,990	2,990	3,219	3,615	3,266	3,780	13,880	3,189	3,566	3,283	3,835	13,873
Growth vs. prior year (%)	-7.1%	-7.1%	0.9%	1.4%	-0.5%	-1.4%	0.1%	17.0%	6.9%	3.3%	0.2%	6.2%
Growth vs. prior quarter (%)	-20.9%		-16.1%	12.3%	-9.7%	15.7%		-16.7%	11.8%	-7.9%	16.8%

COST OF SALES
Products	1,143	1,143	1,029	1,161	1,106	1,372	4,668	1,123	1,228	1,148	1,312	4,811
Services	646	646	629	701	692	735	2,757	678	734	674	711	2,797

TOTAL	1,789	1,789	1,658	1,862	1,798	2,107	7,425	1,801	1,962	1,822	2,023	7,608
% of revenue	59.8%	59.8%	51.5%	51.5%	55.1%	55.7%	53.5%	56.5%	55.0%	55.5%	52.8%	54.8%

GROSS MARGIN
Products	621	621	951	1,088	897	1,014	3,950	836	1,032	912	1,180	3,960
% of product revenue	35.2%	35.2%	48.0%	48.4%	44.8%	42.5%	45.8%	42.7%	45.7%	44.3%	47.4%	45.1%

Services gross margin	580	580	610	665	571	659	2,505	552	572	549	632	2,305
% of service revenue	47.3%	47.3%	49.2%	48.7%	45.2%	47.3%	47.6%	44.9%	43.8%	44.9%	47.1%	45.2%

TOTAL GROSS MARGIN	1,201	1,201	1,561	1,753	1,468	1,673	6,455	1,388	1,604	1,461	1,812	6,265
% of revenue	40.2%	40.2%	48.5%	48.5%	44.9%	44.3%	46.5%	43.5%	45.0%	44.5%	47.2%	45.2%

R&D	423	423	446	463	457	468	1,834	473	507	514	514	2,008
% of revenue	14.1%	14.1%	13.9%	12.8%	14.0%	12.4%	13.2%	14.8%	14.2%	15.7%	13.4%	14.5%
PURCHASED IN PROCESS R&D	—	—	—	1	24	6	31	—	—	—	—	—
% of revenue	0.0%	0.0%	0.0%	0.0%	0.7%	0.2%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
SG&A	920	920	939	995	989	1,032	3,955	958	978	957	958	3,851
% of revenue	30.8%	30.8%	29.2%	27.5%	30.3%	27.3%	28.5%	30.0%	27.4%	29.2%	25.0%	27.8%
RESTRUCTURING CHARGES	63	63	113	32	14	104	263	21	26	35	15	97
% of revenue	2.1%	2.1%	3.5%	0.9%	0.4%	2.8%	1.9%	0.7%	0.7%	1.1%	0.4%	0.7%
IMPAIRMENT OF GOODWILL	1,445	1,445	—	—	—	—	—	—	—	—	—	—
% of revenue	48.3%	48.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL OPERATING EXPENSES	2,851	2,851	1,498	1,491	1,484	1,610	6,083	1,452	1,511	1,506	1,487	5,956
% of revenue	95.4%	95.4%	46.5%	41.2%	45.4%	42.6%	43.8%	45.5%	42.4%	45.9%	38.8%	42.9%

OPERATING INCOME (LOSS)	(1,650)	(1,650)	63	262	(16)	63	372	(64)	93	(45)	325	309
Operating margin	-55.2%	-55.2%	2.0%	7.2%	-0.5%	1.7%	2.7%	-2.0%	2.6%	-1.4%	8.5%	2.2%

Interest and other income, net	(11)	(11)	58	53	34	16	161	42	63	50	59	214
Gain (loss) on equity investments, net	8	8	22	—	—	10	32	—	—	5	1	6
Settlement income	—	—	—	—	—	45	45	—	—	54	—	54
PRETAX INCOME (LOSS)	(1,653)	(1,653)	143	315	18	134	610	(22)	156	64	385	583
Pretax income (loss) margin	-55.3%	-55.3%	4.4%	8.7%	0.6%	3.5%	4.4%	-0.7%	4.4%	1.9%	10.0%	4.2%

INCOME TAX PROVISION (BENEFIT)	24	24	54	55	52	46	207	34	23	(3)	56	110

NET INCOME (LOSS) (Reported)	(1,677)	(1,677)	89	260	(34)	88	403	(56)	133	67	329	473
Growth vs. prior year (%)	-1984.3%	-1984.3%	258.9%	95.5%	-150.7%	-73.3%	-14.8%	54.5%	159.6%	130.9%	209.3%	154.7%
Growth vs. prior quarter (%)	-2005.7%		-72.9%	192.1%	-113.1%	358.8%		81.4%	337.5%	-49.6%	391.0%
Net income (loss) margin	-56.1%	-56.1%	2.8%	7.2%	-1.0%	2.3%	2.9%	-1.8%	3.7%	2.0%	8.6%	3.4%

EPS (Diluted) (Reported)(1)	(2.24)	(2.24)	0.10	0.31	(0.04)	0.11	0.49	(0.06)	0.15	0.07	0.36	0.52
Growth vs. prior year (%)	-2340.0%	-2340.0%	266.7%	106.7%	-157.1%	-69.4%	-5.8%	57.1%	157.7%	128.0%	202.9%	151.5%
Growth vs. prior quarter (%)	-2136.4%		-72.2%	210.0%	-112.9%	375.0%		82.9%	350.0%	-53.3%	414.3%

SHARES (CSE)(Basic)(1)	749	749	866	806	785	772	809	874	881	887	889	883

SHARES (CSE)(Diluted)(1)	749	749	884	826	785	776	822	874	907	915	908	902

OUTSTANDING SHARES(1)	738	738	824	792	782	751	751	878	885	889	884	884

(1)	Basic, diluted and outstanding shares have been retroactively restated to reflect the one-for-four reverse stock split effective November 12, 2007. Accordingly, basic and diluted EPS has also been retroactively restated to reflect the reverse stock split.

	FY 2009		FY 2008					FY 2007
(in millions)	Q1	FY09	Q1	Q2	Q3	Q4	FY08	Q1	Q2	Q3	Q4	FY07
REVENUE BY GEOGRAPHY(1) (2)
NORTH AMERICA REGION ($M)	1,213	1,213	1,386	1,407	1,253	1,551	5,597	1,436	1,500	1,352	1,676	5,964
Growth vs. prior year (%)	-12.5%	-12.5%	-3.5%	-6.2%	-7.3%	-7.5%	-6.2%	17.4%	1.7%	-6.4%	-1.7%	2.0%
Growth vs. prior quarter (%)	-21.8%		-17.3%	1.5%	-10.9%	23.8%		-15.8%	4.5%	-9.9%	24.0%
EUROPE REGION ($M)	954	954	1,042	1,223	1,114	1,252	4,631	990	1,179	1,079	1,201	4,449
Growth vs. prior year (%)	-8.4%	-8.4%	5.3%	3.7%	3.2%	4.2%	4.1%	18.3%	11.9%	13.8%	4.7%	11.6%
Growth vs. prior quarter (%)	-23.8%		-13.2%	17.4%	-8.9%	12.4%		-13.7%	19.1%	-8.5%	11.3%
EMERGING MARKETS REGION ($M)	463	463	415	563	463	528	1,969	372	444	418	496	1730
Growth vs. prior year (%)	11.6%	11.6%	11.6%	26.8%	10.8%	6.5%	13.8%	25.3%	10.7%	12.7%	2.7%	11.5%
Growth vs. prior quarter (%)	-12.3%		-16.3%	35.7%	-17.8%	14.0%		-23.0%	19.4%	-5.9%	18.7%
APAC REGION ($M)	360	360	376	422	436	449	1,683	391	443	434	462	1,730
Growth vs. prior year (%)	-4.3%	-4.3%	-3.8%	-4.7%	0.5%	-2.8%	-2.7%	6.0%	8.8%	5.1%	-6.3%	2.9%
Growth vs. prior quarter (%)	-19.8%		-18.6%	12.2%	3.3%	3.0%		-20.7%	13.3%	-2.0%	6.5%
% of Total Revenue
NORTH AMERICA REGION (%)	40.6%	40.6%	43.1%	38.9%	38.4%	41.0%	40.3%	45.0%	42.1%	41.2%	43.7%	43.0%
EUROPE REGION (%)	31.9%	31.9%	32.4%	33.8%	34.1%	33.1%	33.4%	31.0%	33.1%	32.9%	31.3%	32.1%
EMERGING MARKETS REGION (%)	15.5%	15.5%	12.9%	15.6%	14.2%	14.0%	14.2%	11.7%	12.5%	12.7%	12.9%	12.5%
ASIA REGION (%)	12.0%	12.0%	11.6%	11.7%	13.3%	11.9%	12.1%	12.3%	12.3%	13.2%	12.1%	12.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,257	1,257	1,475	1,594	1,473	1,722	6,264	1,468	1,634	1,500	1,853	6,455
Growth vs. prior year (%)	-14.8%	-14.8%	0.5%	-2.4%	-1.8%	-7.1%	-3.0%	15.2%	13.6%	1.8%	2.3%	7.6%
Growth vs. prior quarter (%)	-27.0%		-20.4%	8.1%	-7.6%	16.9%		-18.9%	11.3%	-8.2%	23.5%
STORAGE PRODUCTS ($M)	507	507	505	655	530	664	2,354	491	626	560	639	2,316
Growth vs. prior year (%)	0.4%	0.4%	2.9%	4.6%	-5.4%	3.9%	1.6%	14.2%	-6.6%	-0.2%	-10.4%	-2.4%
Growth vs. prior quarter (%)	-23.6%		-21.0%	29.7%	-19.1%	25.3%		-31.1%	27.5%	-10.5%	14.1%
SUPPORT SERVICES ($M)	963	963	979	1,041	961	1,042	4,023	987	1,001	950	1,024	3,962
Growth vs. prior year (%)	-1.6%	-1.6%	-0.8%	4.0%	1.2%	1.8%	1.5%	18.2%	5.0%	5.1%	3.9%	7.7%
Growth vs. prior quarter (%)	-7.6%		-4.4%	6.3%	-7.7%	8.4%		0.1%	1.4%	-5.1%	7.8%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	263	263	260	325	302	352	1,239	243	305	273	319	1,140
Growth vs. prior year (%)	1.2%	1.2%	7.0%	6.6%	10.6%	10.3%	8.7%	29.9%	10.5%	14.7%	0.3%	11.9%
Growth vs. prior quarter (%)	-25.3%		-18.5%	25.0%	-7.1%	16.6%		-23.6%	25.5%	-10.5%	16.8%

NET BOOKINGS ($M)	2,975	2,975	3,149	3,868	3,180	3,767	13,964	3,036	3,603	3,238	3,909	13,786
Growth vs. prior year (%)	-5.5%	-5.5%	3.7%	7.4%	-1.8%	-3.6%	1.3%	25.8%	19.4%	20.8%	15.8%	20.0%
Growth vs. prior quarter (%)	-21.0%		-19.4%	22.8%	-17.8%	18.5%		-10.1%	18.7%	-10.1%	20.7%
BOOK TO BILL RATIO	0.99		0.98	1.07	0.97	1.00		0.95	1.01	0.99	1.02
PRODUCT BACKLOG ($M) (3)	1,121		980	1,233	1,149	1,136		994	1,021	975	1,051
SERVICES BACKLOG ($M) (4)	779		951	772	754	783		875	729	820	879
TOTAL BACKLOG ($M)	1,900		1,931	2,005	1,903	1,919		1,869	1,750	1,795	1,930
DEFERRED REVENUES
PRODUCTS DEFERRED REVENUES ($M)	840		564	793	740	876		486	538	577	603
Growth vs. prior year (%)	48.9%		16.0%	47.4%	28.2%	45.3%		11.0%	7.6%	14.9%	0.2%
Growth vs. prior quarter (%)	-4.1%		-6.5%	40.6%	-6.7%	18.4%		-19.3%	10.7%	7.2%	4.5%
SERVICES DEFERRED REVENUES ($M)	1,927		1,977	1,896	1,866	2,043		1,746	1,630	1,881	2,103
Growth vs. prior year (%)	-2.5%		13.2%	16.3%	-0.8%	-2.9%		9.4%	9.3%	15.5%	12.3%
Growth vs. prior quarter (%)	-5.7%		-6.0%	-4.1%	-1.6%	9.5%		-6.8%	-6.6%	15.4%	11.8%
TOTAL DEFERRED REVENUES ($M)	2,767		2,541	2,689	2,606	2,919		2,232	2,168	2,458	2,706
Growth vs. prior year (%)	8.9%		13.8%	24.0%	6.0%	7.9%		9.7%	8.9%	15.3%	9.3%
Growth vs. prior quarter (%)	-5.2%		-6.1%	5.8%	-3.1%	12.0%		-9.8%	-2.9%	13.4%	10.1%

(1)	Geographic revenue reported for Q1FY07 and Q2FY07 has been adjusted to reflect a correction in intercompany revenue to properly report country of origin.

(2)	Effective Q1FY09, we began utilizing revised geographic groupings. Revenue figures have been adjusted to reflect the change in the compilation of the countries that make up each of our geographic regions.

(3)	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.

(4)	The Services backlog number presented in Q4FY07 has been adjusted to reflect a correction.

BALANCE SHEETS(2) (3) (4)

	FY 2009		FY 2008					FY 2007
(in millions)	Q1		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
CASH & ST INVESTMENTS	2,631		3,819	3,433	3,027	2,701		3,971	3,456	4,114	4,582
ACCOUNTS RECEIVABLE, NET	2,448		2,203	2,789	2,405	3,019		2,036	2,331	2,458	2,964
RAW MATERIALS	153		130	152	159	154		119	126	106	125
WORK IN PROCESS	94		110	96	99	90		92	106	101	95
FINISHED GOODS	415		331	383	477	436		373	373	360	304

TOTAL INVENTORIES	662		571	631	735	680		584	605	567	524
OTHER CURRENT ASSETS	1,356		1,297	1,306	1,329	1,434		1,153	1,158	1,221	1,258

TOTAL CURRENT ASSETS	7,097		7,890	8,159	7,496	7,834		7,744	7,550	8,360	9,328
PP&E, NET	1,662		1,556	1,569	1,584	1,611		1,583	1,579	1,586	1,533
GOODWILL	1,700		2,466	2,496	3,288	3,215		2,566	2,571	2,571	2,514
LT MARKETABLE DEBT SECURITIES	490		1,374	1,244	774	609		700	1,381	1,372	1,360
OTHER NON-CURRENT ASSETS, NET	961		1,072	1,011	1,120	1,071		1,301	1,221	1,161	1,103

TOTAL ASSETS	11,910		14,358	14,479	14,262	14,340		13,894	14,302	15,050	15,838

CURRENT PORTION OF LT DEBT	565		—	—	—	—		—	—	—	—
ACCOUNTS PAYABLE	1,110		1,140	1,312	1,306	1,387		1,263	1,296	1,187	1,381
ACCRUED LIABILITIES & OTHER	1,957		1,943	2,074	2,056	2,045		2,020	2,092	1,979	2,023
DEFERRED REVENUES	2,226		1,911	2,049	1,979	2,236		1,674	1,601	1,869	2,047

TOTAL CURRENT LIABILITIES	5,858		4,994	5,435	5,341	5,668		4,957	4,989	5,035	5,451
LT DEBT	694		1,270	1,273	1,275	1,265		582	579	1,270	1,264
LT DEFERRED REVENUES	541		630	640	627	683		558	567	589	659
OTHER NON-CURRENT OBLIGATIONS	1,055		1,271	1,259	1,229	1,136		1,388	1,396	1,264	1,285
STOCKHOLDERS’ EQUITY	3,762		6,193	5,872	5,790	5,588		6,409	6,771	6,892	7,179

TOTAL LIABILITIES & SE	11,910		14,358	14,479	14,262	14,340		13,894	14,302	15,050	15,838

CASH FLOW(2)

	Q1	FY09	Q1	Q2	Q3	Q4	FY08	Q1	Q2	Q3	Q4	FY07
OPERATING ACTIVITIES	148	148	574	336	329	90	1,329	123	129	142	564	958
INVESTING ACTIVITIES	(258)	(258)	(211)	(199)	113	231	(66)	143	(1,013)	(110)	(97)	(1,077)
FINANCING ACTIVITIES	(132)	(132)	(1,231)	(675)	(293)	(412)	(2,611)	(473)	135	647	(139)	170

KEY METRICS

	Q1		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
DAYS SALES OUTSTANDING (DSO)	74		62	69	66	72		57	59	67	70
DAYS OF SUPPLY ON HAND (DOS)	33		31	30	37	29		29	28	28	23
DAYS PAYABLES OUTSTANDING (DPO)	(56)		(62)	(63)	(65)	(59)		(63)	(59)	(59)	(61)
CASH CONVERSION CYCLE (CCC)	51		31	36	38	42		23	28	36	32
L-T DEBT/EQUITY (%)	33.5%		20.5%	21.7%	22.0%	22.6%		9.1%	8.6%	18.4%	17.6%
INVENTORY TURNS-PRODUCT ONLY (hist.)	7.8		8.2	7.5	7.1	7.8		8.8	8.6	8.7	9.0
ROE (12 mo. avg.)(%)	-25.9%		9.1%	11.4%	10.3%	6.9%		-12.4%	-6.8%	-2.4%	6.9%
ROA (12 mo. avg.)(%)	-9.9%		4.2%	5.0%	4.4%	2.8%		-5.5%	-3.1%	-1.1%	3.2%
ROIC (12 mo. avg.)(%)	-38.3%		8.1%	11.8%	10.7%	4.0%		-24.9%	-16.9%	-11.6%	5.2%
DEPREC. & AMORT. ($M)	194		193	196	189	208		204	214	209	203
CAPITAL INVESTMENTS, NET ($M)(1)	165		127	108	62	144		(160)	81	152	(36)
NUMBER OF EMPLOYEES	33,423		33,904	33,350	34,440	34,909		36,250	34,667	34,494	34,219
REVENUE PER EMPLOYEE (12 mo. Avg.) ($K)	401		405	410	410	406		357	374	387	397

(1)	Included in the Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.

(2)	Certain numbers presented in the Q1-Q3 fiscal 2007 balance sheets and statements of cash flow have been reclassified from other non-current assets to other current assets and investing activities to operating activities, respectively, to reflect a change in associated classification.

(3)	Certain numbers presented in the fiscal 2007 balance sheets have been reclassified from accounts payable to accrued liabilities and other.

(4)	Certain numbers presented in the fiscal 2007 and first quarter of fiscal 2008 balance sheets have been reclassified from deferred revenues to accrued liabilities and other.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

CALCULATION OF NON-GAAP NET INCOME (LOSS)

	FY 2009		FY 2008					FY 2007
(in millions except per share amounts)	Q1	FY09	Q1	Q2	Q3	Q4	FY08	Q1	Q2	Q3	Q4	FY07
GAAP net income (loss)	(1,677)	(1,677)	89	260	(34)	88	403	(56)	133	67	329	473
Non-GAAP adjustments:
Purchased in-process research and development	—	—	—	1	24	6	31	—	—	—	—	—
Amortization of acquisition related intangibles	80	80	74	74	76	86	310	81	80	78	74	313
Stock-based compensation	49	49	48	52	57	57	214	58	58	50	48	214
Restructuring and related impairment of long-lived assets	63	63	113	32	14	104	263	21	26	35	15	97
Impairment of goodwill	1,445	1,445	—	—	—	—	—	—	—	—	—	—
(Gain) loss on equity investments, net	(8)	(8)	(22)	—	—	(10)	(32)	—	—	(5)	(1)	(6)
Settlement income	—	—	—	—	—	(45)	(45)	—	—	(54)	—	(54)
Tax effect of non-GAAP adjustments	(17)	(17)	(17)	(10)	(5)	(11)	(43)	(10)	(7)	(10)	(7)	(34)

Non-GAAP net income (loss)	(65)	(65)	285	409	132	275	1,101	94	290	161	458	1,003

Diluted non-GAAP net income (loss) per share	-0.09	-0.09	0.32	0.50	0.17	0.35	1.34	0.11	0.32	0.18	0.50	1.11

Growth vs. prior year (%)	-128.1%	-128.1%	190.9%	56.3%	-5.6%	-30.0%	20.7%	266.7%	500.0%	357.1%	455.6%	-3800.0%
Growth vs. prior quarter (%)	-125.7%		-36.0%	56.3%	-66.0%	105.9%		22.2%	190.9%	-43.8%	177.8%

This operations analysis and related conference call contain non-GAAP financial measures. Sun utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The non-GAAP financial measures Sun uses include non-GAAP net income and diluted non-GAAP net income per share. Non-GAAP net income is defined as net income excluding purchased in-process research and development, amortization of acquisition related intangibles, stock-based compensation, restructuring and related impairment of long-lived assets, impairment of goodwill, gain or loss on equity investments, net, settlement income and the tax effect of these non-GAAP adjustments. These measures are used by some investors when assessing the performance of Sun. Sun believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.

Reasons for Presenting Non-GAAP Measures. Sun believes these non-GAAP measures help illustrate Sun’s baseline performance before gains, losses or charges that are considered by Sun to be outside of on-going operating results. Accordingly, Sun uses these non-GAAP measures to gain a better understanding of Sun’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Sun believes these non-GAAP measures, when read in conjunction with Sun’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Sun’s on-going operating results;

•	the ability to better identify trends in Sun’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Sun’s underlying business; and

•	an easier way to compare Sun’s most recent results of operations against investor and analyst financial models.

Items Excluded From Non-GAAP Measures. As described above, the calculation of non-GAAP net income excludes items in the following categories:

Purchased In-Process Research and Development and Amortization of Acquisition Related Intangibles. Sun excludes purchased in-process research and development and amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Sun has completed the acquisitions of MySQL and StorageTek and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Sun believes that providing a non-GAAP financial measure that excludes purchased in-process research and development and the amortization of acquisition related intangible assets provides the users of its financial statements an enhanced understanding of historic and future financial results and facilitates comparisons to peer companies. Additionally, with respect to the amortization of acquisition related intangible assets, had Sun internally developed these intangible assets, the amortization of such intangible assets would have been expensed historically, and Sun believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of acquisition related intangibles will recur in future periods. Although purchased in-process research and development expenses are not recurring with respect to past acquisitions, Sun will incur these expenses in connection with any future acquisitions.

Stock-Based Compensation. Stock-based compensation is a key incentive offered to Sun’s employees, and Sun believes such compensation contributed to the revenues earned during the periods presented and also believes it will contribute to the generation of future period revenues. Nevertheless, Sun believes that the exclusion of non-cash stock-based compensation allows management and investors to compare Sun’s recurring core business operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use to account for stock-based compensation under FAS 123R, Sun’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between Sun’s recurring core business operating results and those of other companies, as well as providing Sun’s management with an important tool for financial and operational decision making and for evaluating Sun’s own recurring core business operating results over different periods of time. In addition, Sun prepares and maintains its budgets and forecasts for future periods excluding stock-based compensation. Stock-based compensation expenses will recur in future periods.

Restructuring and Related Impairment of Long-Lived Assets, Impairment of Goodwill, Gain or Loss on Equity Investments, Net, Settlement Income and Tax Effect of Non-GAAP Adjustments. Sun excludes these items because it believes that they are not directly related to the underlying performance of Sun’s core business operations. Other than impairment of goodwill, each of these items are expected to recur in future periods.

Limitations. Each of the non-GAAP financial measures described above, and used in this operations analysis and the related conference call, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring, with the exception of the impairment of goodwill, and will be reflected in Sun’s financial results for the foreseeable future. In addition, other companies, including other companies in Sun’s industry, may calculate non-GAAP financial measures differently than Sun does, limiting their usefulness as a comparative tool. Sun compensates for these limitations by providing specific information in the reconciliation included in this operations analysis regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Sun evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.